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                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

     WHEREAS, the undersigned officers and directors of Vital Signs, Inc. desire to authorize Terry D. Wall and Barry Wicker to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-8, including all amendments thereto,

     NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Terry D. Wall and Barry Wicker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering 1,000,000 shares of the Common Stock of Vital Signs, Inc. issuable in connection with the Company's 2003 Investment Plan, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of this 4th day of November, 2003.

       Signature                                               Title
       ---------                                               -----


/s/ Terry D. Wall                                   President, Chief Executive
-------------------------                           Officer (Principal Executive
Terry D. Wall                                       Officer) and Director


/s/ David J. Bershad                                Director
-------------------------
David J. Bershad


/s/ Anthony J. Dimun                                Director
-------------------------
Anthony J. Dimun


/s/ Howard W. Donnelly                              Director
-------------------------
Howard W. Donnelly


/s/ David H. MacCallum                              Director
-------------------------
David H. MacCallum


/s/ Richard L. Robbins                              Director
-------------------------
Richard L. Robbins






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/s/ George A. Schapiro                              Director
-------------------------
George A. Schapiro


/s/ Joseph J. Thomas                                Director
-------------------------
Joseph J. Thomas


/s/ Barry Bicker                                    Director
-------------------------
Barry Wicker


/s/ Frederick S. Schiff                             Executive Vice President and
-------------------------                           Chief Financial Officer
Frederick S. Schiff                                 (Principal Financial and
                                                    Accounting Officer)